Exhibit 99.3

PLEDGE AND SECURITY AGREEMENT

Dated as of March 24, 2005

From

The Grantors referred to herein

as Grantors

to

MORGAN STANLEY & CO. INCORPORATED

as Collateral Agent

SECTION 31.	LIMITATION OF LIABILITY

ii

Schedules
Schedule I	Pledged Equity
Schedule II	Pledged Debt
Schedule III	Patents, Trademarks and Trade Names and Copyrights
Schedule IV	Account Collateral
Schedule V	Commercial Tort Claims
Schedule VI	Insurance Receivables
Schedule VII	Limited Grantors
Schedule VIII	Local Law Pledge Agreements

Exhibits
Exhibit A	Form of Pledge and Security Agreement Supplement
Exhibit B	Form of Account Control Agreement (Deposit Account/Securities Account)
Exhibit C	Form of Consent and Agreement (Insurance Receivables)
Exhibit D	Form of Securities Account Control Agreement (Securities Account)
Exhibit E	Form of Intellectual Property Security Agreement
Exhibit F	Form of Intellectual Property Security Agreement Supplement
Exhibit G	Form of Perfection Certificate

iii

PLEDGE AND SECURITY AGREEMENT

PLEDGE AND SECURITY AGREEMENT (this “Agreement”) dated as of March 24, 2005 made by FOSTER WHEELER LLC, a Delaware limited liability company (the “Company”), the other Persons listed on the signature pages hereof and the Additional Grantors (as defined in Section 23(b)) (the Company, the Persons so listed and the Additional Grantors being, collectively, the “Grantors”), to MORGAN STANLEY & CO. INCORPORATED, as collateral agent (together with any successor collateral agent appointed pursuant to Section 16 of the Loan Agreement (as hereinafter defined), the “Collateral Agent”).

PRELIMINARY STATEMENTS.

(1)                                  The Company and certain of the Grantors as borrowers and guarantors have entered into a Loan Agreement and Guaranty dated as of the date hereof (as hereafter amended, amended and restated, supplemented or otherwise modified from time to time, being the “Loan Agreement”), with Collateral Agent, the Administrative Agent (as defined therein), the Lead Arranger (as defined therein) and the Lenders (as defined therein) (the Obligations under the Loan Agreement are denominated in US Dollars and other non-Malaysian currencies).

(2)                                  It is a condition precedent to the making of Loans by the Lenders under the Loan Agreement that the Grantors shall have entered into this Agreement in order to grant to the Collateral Agent for the benefit of the Lender Group (as defined in the Loan Agreement) a security interest in the Collateral (as hereinafter defined).

(3)                                  Each Grantor will derive substantial direct and indirect benefit from the transactions contemplated by the Loan Documents (as defined in the Loan Agreement).

(4)                                  Each of the Grantors have entered into a Indenture dated as of September 24, 2004 (said Indenture, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the “Indenture”), with Wells Fargo Bank, National Association, as trustee (together with any successor trustee, the “Trustee”).

(5)                                  Pursuant to an Intercreditor Agreement dated as of the date hereof (said Agreement, as it may hereafter be amended, amended and restated, supplemented or otherwise modified from time to time, being the “Intercreditor Agreement”) among Collateral Agent, the Trustee and the Grantors, the Trustee has inter alia agreed, on its behalf and on behalf of the Noteholders (as defined therein), that the liens and security interests granted by the Grantors to the Trustee as collateral security for the Note Obligations (as defined in the Intercreditor Agreement) shall be junior and subordinated to the liens and security interests created pursuant to this Agreement.

NOW, THEREFORE, in consideration of the premises and in order to induce the Lenders to make Loans under the Loan Agreement, each Grantor hereby agrees with the Collateral Agent for the benefit of the Lender Group as follows:

SECTION 1.                                Definitions.

(a)                                  Loan Agreement Terms.  Terms defined in the Loan Agreement and not otherwise defined in this Agreement are used in this Agreement as defined in the Loan Agreement.

(b)                                 UCC Terms.  Unless otherwise defined in this Agreement or in the Loan Agreement, terms defined in Article 8 or 9 of the UCC (as defined below) are used in this Agreement as such terms are defined in such Article 8 or 9.

(c)                                  Additional Terms.  The following additional terms have the following meanings:

“Indenture Security Agreement”  means the security agreement dated as of September 24, 2004 (as amended, supplemented, restated or otherwise modified from time to time) among the Company, each of the Grantors and the Trustee.

“Obligor” means any Person obligated as an account debtor on an Assigned Agreement, Receivable or Related Contract.

“Perfection Certificate” means, with respect to any Grantor, a certificate substantially in the form of Exhibit G, completed and supplemented with the schedules contemplated thereby to the reasonable satisfaction of the Agents, and signed by an officer of such Grantor.

“Post-Petition Interest, Fees and Expenses” means any interest, fees or expenses that accrue after the commencement of any case, proceeding or other action relating to the bankruptcy, insolvency or reorganization of a Grantor (or would accrue but for the operation of applicable bankruptcy or insolvency laws), whether or not such interest, fees or expenses are allowed or allowable as a claim in any such proceeding.

“Property Insurance Policy” means any insurance policy maintained by the Company or any of its Subsidiaries covering losses with respect to tangible real or personal property or improvements, but excluding coverage for losses from business interruption.

“Regulation S-X” means Regulation S-X under the Securities Act of 1933, as amended.

“Release Conditions” means, collectively, the termination of the Loan Agreement, the payment in full of the Obligations, and the termination of the Commitments.

“UCC” means the Uniform Commercial Code as in effect, from time to time, in the State of New York; provided that, if perfection or the effect of perfection or non perfection or the priority of any security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non perfection or priority.

“3-16 Entity” means any entity with respect to which the Company files separate financial statements with the Securities and Exchange Commission pursuant to Rule 3-10 or Rule 3-16 of Regulation S-X.  As of the date hereof, the 3-16 Entities consist of Foster Wheeler Holdings Ltd., Foster Wheeler LLC, Foster Wheeler International Holdings Inc., Foster Wheeler International Corporation, Foster Wheeler Europe Limited, FW Netherlands C.V., Financial Services S.a.r.l. and FW Hungary Licensing Limited Liability Company.

Each of the following terms is defined in the Section set forth opposite such term:

Term	Section
Account Collateral	2(a)(vi)
Account Control Agreement	6(a)
Additional Grantor	23(b)
After-Acquired Intellectual Property	12(d)
Agreement Collateral	2(a)(v)
Asbestos Policy	15
Assigned Agreements	2(a)(v)
Collateral	2
Collateral Agent	Introduction
Commercial Tort Claims Collateral	2(a)(viii)
Company	Introduction
Computer Software	2(a)(vii)(E)
Copyrights	2(a)(vii)(C)
Deposit Accounts	2(a)(vi)(A)
Equipment	2(a)(i)
Grantors	Introduction
Indemnified Party	21
Indenture	Introduction
Initial Pledged Debt	2(a)(iv)(B)
Initial Pledged Equity	2(a)(iv)(A)
Insurance Receivables	2(a)(x)
Intellectual Property Collateral	2(a)(vii)
Intellectual Property Security Agreement	12(c)
Intercreditor Agreement	Introduction
Inventory	2(a)(ii)
IP Security Agreement Supplement	2(a)(vii)(A)
Licenses	2(a)(vii)(F)
Loan Agreement	Introduction
Patents	2(a)(vii)(A)
Pledged Account Banks	6(a)
Pledged Debt	2(a)(iv)(D)
Pledged Equity	2(a)(iv)(C)
Receivables	2(a)(iii)
Related Contracts	2(a)(iii)
Secured Obligations	3(a)
Securities Account Control Agreement	5(c)
Securities Act	20(g)(i)

Security Agreement Supplement	23(b)
Security Collateral	2(a)(iv)
Subagent	19(b)
Trade Secrets	2(a)(vii)(D)
Trademarks	2(a)(vii)(B)
Trustee	Introduction

SECTION 2.                                Grant of Security.

(a)                                  The Grant.  Subject to subsections (b) and (c) below, to secure the payment of the Secured Obligations, when due, each Grantor hereby pledges to the Collateral Agent, for the benefit of the Lender Group, and hereby grants to the Collateral Agent, for the benefit of the Lender Group, a security interest in such Grantor’s right, title and interest in and to the following, in each case, as to each type of property described below, whether now owned or hereafter acquired by such Grantor, wherever located, and whether now or hereafter existing or arising (collectively, the “Collateral”):

(i)                                     all equipment in all of its forms, including, without limitation, all machinery, tools, motor vehicles, vessels, aircraft, furniture and fixtures, and all parts thereof and all accessions thereto and all software related thereto, including, without limitation, software that is imbedded in and is part of the equipment (any and all such property being the “Equipment”);

(ii)                                  all inventory in all of its forms, including, without limitation, (A) all raw materials, work in process, finished goods and materials used or consumed in the manufacture, production, preparation or shipping thereof, (B) goods in which such Grantor has an interest in mass or a joint or other interest or right of any kind (including, without limitation, goods in which such Grantor has an interest or right as consignee) and (C) goods that are returned to or repossessed or stopped in transit by such Grantor, and all accessions thereto and products thereof and documents therefor, and all software related thereto, including, without limitation, software that is imbedded in and is part of the inventory (any and all such property being the “Inventory”);

(iii)                               all accounts (including, without limitation, health-care-insurance receivables), chattel paper (including, without limitation, tangible chattel paper and electronic chattel paper), instruments (including, without limitation, promissory notes), deposit accounts, letter-of-credit rights, general intangibles (including, without limitation, payment intangibles) and other obligations of any kind, whether or not arising out of or in connection with the sale or lease of goods or the rendering of services and whether or not earned by performance, and all rights now or hereafter existing in and to all supporting obligations and in and to all security agreements, mortgages, Liens, leases, letters of credit and other contracts securing or otherwise relating to the foregoing property (any and all of such accounts, chattel paper, instruments, deposit accounts, letter-of-credit rights, general intangibles and other obligations, to the extent not referred to in clauses (iv), (v) or (vi) below, being the “Receivables”, and any and all such supporting obligations, security agreements, mortgages, Liens, leases, letters of credit and other contracts being the “Related Contracts”);

(iv)                              the following (the “Security Collateral”):

(A)                              the Stock (the “Initial Pledged Equity”) set forth opposite such Grantor’s name on and as otherwise described in Schedule I hereto and issued by the Persons named therein, and the certificates, if any, representing the Initial Pledged Equity, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Equity and all subscription warrants, rights or options issued thereon or with respect thereto;

(B)                                the indebtedness (the “Initial Pledged Debt”) owed to such Grantor (including the indebtedness set forth opposite such Grantor’s name on and as otherwise described in Schedule II hereto and issued by the obligors named therein), and the instruments, if any, evidencing the Initial Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Initial Pledged Debt;

(C)                                all additional Stock of or in any issuer of the Initial Pledged Equity, any Subsidiary directly owned by such Grantor, or any successor entity from time to time acquired by such Grantor in any manner (such Stock, together with the Initial Pledged Equity, being the “Pledged Equity”), and the certificates, if any, representing such Pledged Equity, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Pledged Equity and all subscription warrants, rights or options issued thereon or with respect thereto;

(D)                               all additional indebtedness from time to time owed to such Grantor (such indebtedness, together with the Initial Pledged Debt, being the “Pledged Debt”) and the instruments, if any, evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness; and

(E)                                 all other investment property (including, without limitation, all securities (whether certificated or uncertificated), security entitlements, securities accounts, commodity contracts and commodity accounts) in which such Grantor has now, or acquires from time to time hereafter, any right, title or interest in any manner, and the certificates or instruments, if any, representing or evidencing such investment property, and all dividends, distributions, return of capital, interest, distributions, value, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such investment property and all subscription warrants, rights or options issued thereon or with respect thereto;

(v)                                 all contracts or agreements to which any Grantor is a party (including, without limitation, the Intercompany Cash Management Agreement), in each case as such contracts or agreements may be amended, amended and restated, supplemented or otherwise modified from time to time (collectively, the “Assigned Agreements”), including, without limitation, (i) all rights of such Grantor to receive moneys due and to become due under or pursuant to the Assigned Agreements, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty with respect to the Assigned Agreements, (iii) claims of such Grantor for damages arising out of or for breach of or default under the Assigned Agreements and (iv) the right of such Grantor to terminate the Assigned Agreements, to perform thereunder and to compel performance and otherwise exercise all remedies thereunder (all such Collateral being the “Agreement Collateral”);

(vi)                              the following (collectively, the “Account Collateral”):

(A)                              all deposit accounts, including, without limitation, those deposit accounts listed on Schedule IV hereto (the “Deposit Accounts”), each in the name of a Grantor and subject to the terms of this Agreement, and all funds and financial assets from time to time credited thereto, all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such funds and financial assets, and all certificates and instruments, if any, from time to time representing or evidencing the Deposit Accounts;

(B)                                all promissory notes, certificates of deposit, deposit accounts, checks and other instruments from time to time delivered to or otherwise possessed by the Collateral Agent for or on behalf of such Grantor; and

(C)                                all interest, dividends, distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Account Collateral; and

(vii)                           the following (collectively, the “Intellectual Property Collateral”):

(A)                              all United States, international and foreign patents, patent applications, utility models, and statutory invention registrations, including, without limitation, the patents and patent applications set forth in Schedule III hereto (as such Schedule III may be supplemented from time to time by supplements to this Agreement, each such supplement being in substantially the form of Exhibit F hereto (an “IP Security Agreement Supplement”), executed and delivered by such Grantor to the Collateral Agent from time to time), together with all reissues, divisions, continuations, continuations-in-part, extensions and reexaminations thereof, all inventions therein, all rights therein provided by international treaties or conventions and all improvements thereto, and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the “Patents”);

(B)                                all trademarks (including, without limitation, service marks), certification marks, collective marks, trade dress, logos, domain names, product configurations, trade names, business names, corporate names and other source identifiers, whether or not registered, whether currently in use or not, including, without limitation, all common law rights and registrations and applications for registration thereof, including, without limitation, the trademark registrations and trademark applications set forth in Schedule III hereto (as such Schedule III may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Collateral Agent from time to time), and all other marks registered in the U.S. Patent and Trademark Office or in any office or agency of any State or Territory of the United States or any foreign country (but excluding any United States intent-to-use trademark application prior to the filing and acceptance of a Statement of Use or an Amendment to allege use in connection therewith to the extent that a valid security interest may not be taken in such an intent-to-use trademark application under applicable law), and all rights therein provided by international treaties or conventions, all renewals of any of the foregoing, together in each case with the goodwill of the business connected therewith and symbolized thereby, and all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the “Trademarks”);

(C)                                all copyrights, copyright applications, copyright registrations and like protections in each work of authorship, whether statutory or common law, whether published or unpublished, any renewals or extensions thereof, all copyrights of works based on, incorporated in, derived from, or relating to works covered by such copyrights, including, without limitation, the copyright registrations and copyright applications set forth in Schedule III hereto (as such Schedule III may be supplemented from time to time by IP Security Agreement Supplements executed and delivered by such Grantor to the Collateral Agent from time to time), together with all rights corresponding thereto throughout the world and all other rights of any kind whatsoever of such Grantor accruing thereunder or pertaining thereto (the “Copyrights”);

(D)                               all proprietary information, including, without limitation, know-how, trade secrets, manufacturing and production processes and techniques, inventions, research and development information, technical data, financial, marketing and business data, pricing and cost information, business and marketing plans and customer and supplier lists and information (the “Trade Secrets”);

(E)                                 all software, including, without limitation, computer software programs and databases (including, without limitation, source code, object code and all related applications and data files), firmware, and documentation and materials relating thereto, and all rights with respect to the foregoing, together with any and all options, warranties, service contracts, program services, test rights, maintenance rights, improvement rights, renewal rights and indemnifications and any substitutions, replacements, additions or model conversions of any of the foregoing (the “Computer Software”);

(F)                                 all license agreements, permits, authorizations and franchises, whether with respect to the Patents, Trademarks, Copyrights, Trade Secrets or Computer Software, or with respect to the patents, trademarks, copyrights, trade secrets, computer software or other proprietary right of any other Person, and all income, royalties and other payments now or hereafter due and/or payable to such Grantor with respect thereto, subject, in each case, to the terms of such license agreements, permits, authorizations and franchises (the “Licenses”); and

(G)                                any and all claims for damages for past, present and future infringement, misappropriation or breach with respect to the Patents, Trademarks, Copyrights, Trade Secrets, Computer Software or Licenses, with the right, but not the obligation, to sue for and collect, or otherwise recover, such damages;

(viii)                        all commercial tort claims described in Schedule V hereto (collectively, the “Commercial Tort Claims Collateral”);

(ix)                                all books and records (including, without limitation, customer lists, credit files, computer programs, software, printouts and other computer materials and records) of such Grantor pertaining to any of the Collateral;

(x)                                   all rights to reimbursement or other payment under or in respect of any insurance policy (any and all such property being the “Insurance Receivables”);

(xi)                                without limiting the generality of the foregoing, any other property of any Grantor, whether or not of the types described in clauses (i) through (x) of this Section 2(a), in which any Grantor shall at any time create a Lien in favor of the Trustee as collateral security for any Note Obligations; and

(xii)                             all proceeds of, collateral for, and supporting obligations relating to, any and all of the Collateral (including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clauses (i) through (xi) of this Section 2(a) and this clause (xii) and, to the extent not otherwise included, all (A) payments under any Property Insurance Policy (whether or not the Collateral Agent is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral, (B) tort claims, including, without limitation, all commercial tort claims and (C) cash.

(b)                                 Exclusions from Grant  Notwithstanding the foregoing, the Collateral shall not include:

(i)                                     motor vehicles and other assets the perfection of a security interest in which is subject to a certificate of title statute in the relevant jurisdiction;

(ii)                                  that portion, if any, of the indebtedness owed to the Grantors from any Subsidiary of the Company that is not a 3-16 Entity, or the instruments, if any, evidencing such indebtedness, that is in excess of the amount of such indebtedness or instruments that may be pledged hereunder without creating an obligation on the part of the Grantors to file separate financial statements with respect to such Subsidiary with the Securities and Exchange Commission pursuant to Rule 3-10 or Rule 3-16 of Regulation S-X;

(iii)                               that portion of the rights of any Grantor under the Intercompany Cash Management Agreement representing claims against any Subsidiary of the Company that is not a 3-16 Entity that is in excess of the amount of such claims that may be pledged hereunder without creating an obligation on the part of the Grantors to file separate financial statements with respect to such Subsidiary with the Securities and Exchange Commission pursuant to Rule 3-10 or Rule 3-16 of Regulation S-X, provided, that such rights shall only be excluded until such time as the Secured Notes are repaid in full (and are not refinanced or replaced by new notes under a new indenture that are secured by Liens permitted under clause (j) of the definition of “Permitted Liens” in the Loan Agreement);

(iv)                              Equipment and other assets (x) leased by a Grantor under a lease that prohibits the granting of a Lien on such Equipment or other assets or (y) owned by a Grantor and subject to a Lien permitted under the Loan Agreement if the terms of such Lien prohibit the granting of another security interest in such Equipment or other assets, in each case only to the extent and for so long as such prohibition is not terminated or rendered unenforceable or otherwise deemed ineffective by the UCC or any other Applicable Law, provided, that the Collateral shall include all proceeds of the foregoing; or

(v)                                 any general intangibles or other rights arising under any agreement, contract, instrument, lease, license or other document (including any of the Assigned Agreements and/or Related Contracts) if (but only to the extent that) the grant of a security interest therein would constitute a violation of a valid and enforceable restriction in favor of a third party (other than a Grantor or a Subsidiary of a Grantor), unless and until all required consents shall have been obtained or unless such restriction is terminated or rendered unenforceable or otherwise deemed ineffective by the UCC or any other Applicable Law, provided that, (A) upon the request of the Collateral Agent, each Grantor shall use all reasonable efforts to obtain any such required consent that is reasonably obtainable, and (B) in the event such Grantor shall obtain any such required consent to the grant of a security interest therein in favor of the Trustee, such Grantor shall concurrently obtain a consent to the grant of a security interest therein in favor of the Collateral Agent (and, in that connection, the Grantors hereby represent and warrant to the Collateral Agent that they have not heretofore obtained any such consents in favor of the Trustee with respect to collateral security for any Note Obligations), provided, that the Collateral shall include all proceeds of the foregoing.

(c)                                  Limitation on Pledged Equity.  Notwithstanding anything to the contrary contained herein, the pledge of Stock hereunder and “Pledged Equity” shall include only the following:

(i)                                     all Initial Pledged Equity;

(ii)                                  all additional Stock of or in any issuer of the Initial Pledged Equity or any successor entity from time to time acquired by such Grantor in any manner;

(iii)                               all of the outstanding Stock of any Subsidiary created or acquired after the Closing Date by a Grantor that is owned or held directly by such Grantor; and

(iv) (x) at any time that the financial statements of any of the following Subsidiaries would not be required to be separately reported pursuant to Rule 3-10 or Rule 3-16 of Regulation S-X if the Stock thereof were pledged to the Trustee or (y) at any time that the Secured Notes are repaid in full (and are not refinanced or replaced by new notes under a new indenture that are secured by Liens permitted under clause (j) of the definition of “Permitted Liens” in the Loan Agreement), all of the outstanding Stock of such Subsidiary in the case of clause (x) and all of the outstanding Stock of all of such Subsidiaries in the case of clause (y): Foster Wheeler USA Corporation, Foster Wheeler Power Systems, Inc., Foster Wheeler North America Corp., Foster Wheeler Energy Manufacturing, Inc., Foster Wheeler Constructors, Inc., Foster Wheeler, Inc., Foster Wheeler Realty Services, Inc., and York Jersey Liability Limited.

provided, however, that any Voting Stock in any Exempt Foreign Subsidiary that is not a Borrower Party in excess of 66% of all Voting Stock in such Exempt Foreign Subsidiary shall be excluded from the Collateral unless and to the extent a greater percentage of the Voting Stock in any such Foreign Subsidiary is pledged to secure the Note Obligations.

(d)                                 Limitation on Grant of Certain Grantors.  Notwithstanding anything to the contrary contained herein, the term “Collateral” as used with respect to the grant of security interests hereunder by each of the Grantors listed on Schedule VII shall be limited to (i) the pledged Stock described on such Schedule VII with respect to each such Grantor and all additional Stock of or in the issuer thereof or any successor entity from time to time acquired by such Grantor in any manner, (ii) the certificates, if any, representing such pledged or additional Stock, and all dividends, distributions, return of capital, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such Stock and all subscription warrants, rights or options issued thereon or with respect thereto, and (iii) all proceeds of, collateral for, and supporting obligations relating to, any and all of the Collateral described in clauses (i) and (ii) of this Section 2(d), including, without limitation, proceeds, collateral and supporting obligations that constitute property of the types described in clauses (i) through (xi) of Section 2(a) above and this Section 2(d).

SECTION 3.                                Security for Obligations.  This Agreement secures, in the case of each Grantor, the payment of the Obligations, including Post-Petition Interest, Fees and Expenses thereon (collectively, the “Secured Obligations”).

SECTION 4.                                Grantors Remain Liable.  Anything herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in such Grantor’s Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of the rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Lender Group Person shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement or any other Loan Document, nor shall any Lender Group Person be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

SECTION 5.                                Delivery and Control of Security Collateral.

(a)                                  Certificated Securities.  All certificates or instruments representing or evidencing Security Collateral constituting Pledged Debt in a principal amount of $250,000 or more or Pledged Equity shall be delivered to and held by or on behalf of the Collateral Agent pursuant hereto and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent, and no certificates shall be issued with respect to any entity which has Pledged Equity hereunder unless such certificates are duly pledged promptly thereafter to the Collateral Agent as and to the extent required hereunder.  Notwithstanding the threshold set forth above for delivery of certificates or instruments representing Pledged Debt, Grantors covenant and agree that there shall not exist certificates or instruments evidencing Pledged Debt in excess of $1,000,000 in the aggregate that are not delivered to Collateral Agent in the manner provided herein.  Upon prior written notice to the Company (and, in the case of the Pledged Equity in any Foreign Subsidiary, subject to any approvals required under the laws of the jurisdiction of organization of such Foreign Subsidiary), the Collateral Agent shall have the right, at any time in its discretion, to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Security Collateral, subject only to the revocable rights specified in Section 13(a), in each case to the extent required to ensure the perfection of the Collateral Agent’s security interest or, upon the occurrence of an Event of Default, to exercise any remedies hereunder.  In addition, in connection with any exercise of remedies by the Collateral Agent hereunder, the Collateral Agent shall have the right at any time to exchange certificates or instruments representing or evidencing Security Collateral for certificates or instruments of smaller or larger denominations.

(b)                                 Uncertificated Securities.  With respect to any Security Collateral constituting Pledged Equity of a Subsidiary or joint venture in which any Grantor has any right, title or interest and that constitutes an uncertificated security, such Grantor will cause the issuer thereof (or in the case of an issuer that is not a Subsidiary, such Grantor will use its reasonable efforts to cause the issuer thereof) either (i) to register the Collateral Agent as the registered owner of such security or (ii) to agree in an authenticated record with such Grantor and the Collateral Agent that, upon the occurrence and during the continuance of an Event of Default, such issuer will comply with instructions with respect to such security originated by the Collateral Agent without further consent of such Grantor, such authenticated record to be in form and substance reasonably satisfactory to the Collateral Agent.

(c)                                  Securities Entitlements.  Subject to the requirements of Section 7.12 of the Loan Agreement, with respect to any Security Collateral in which any Grantor has any right, title or interest and that constitutes a security entitlement in which the Collateral Agent is not the entitlement holder, such Grantor will cause the securities intermediary with respect to such security entitlement either (i) to identify in its records the Collateral Agent as the entitlement holder of such security entitlement against such securities intermediary or (ii) to agree in an authenticated record with such Grantor and the Collateral Agent that, upon notice from the Collateral Agent of the occurrence and continuance of an Event of Default, such securities intermediary will comply with entitlement orders (that is, notifications communicated to such securities intermediary directing transfer or redemption of the financial asset to which such Grantor has a security entitlement) originated by the Collateral Agent without further consent of such Grantor, such authenticated record to be in substantially the form of Exhibit D hereto or otherwise in form and substance reasonably satisfactory to the Collateral Agent (such agreement being a “Securities Account Control Agreement”).

(d)                                 Change of Securities Intermediary.  No Grantor will change or add any securities intermediary that maintains any securities account in which any of the Security Collateral is credited or carried, or change or add any such securities account, in each case without first complying with the above provisions of this Section 5 in order to perfect the security interest granted hereunder in such Collateral.

(e)                                  Restrictions on Amendments.  No Grantor shall make or consent to any amendment or other modification or waiver with respect to any Security Collateral or any operating agreement or partnership agreement relating to such Security Collateral, or enter into any agreement to permit to exist any restriction with respect to any Security Collateral, in violation of the Loan Documents.

(f)                                    Uncertificated Interests.  As to all limited liability company or partnership interests constituting uncertificated Pledged Equity, each Grantor hereby represents, warrants and covenants that such limited liability company or partnership interests (i) are not and shall not be dealt in or traded on securities exchanges or in securities markets, (ii) do not and will not constitute investment company securities, and (iii) are not and will not be held by such Grantor in a securities account.  In addition, none of the operating agreements, partnership agreements, or any other agreements governing any of the uncertificated Pledge Equity provide or shall provide that such Pledged Equity is a security governed by Article 8 of the UCC.

(g)                                 Certain Exclusions.  Notwithstanding anything to the contrary set forth in this Agreement (including this Section 5), it is understood and agreed that with respect to Security Collateral constituting Pledged Equity of Foreign Subsidiaries, no Grantor shall be required to take any such action that would be contrary to the local law applicable to any such Foreign Subsidiary or which would require such Grantor or Foreign Subsidiary to seek approval from any local governmental authority having jurisdiction over such Foreign Subsidiary (other than any such actions required in connection with the pledges described on Schedule VIII hereto).

(h)                                 Supplements.  If any Grantor shall receive or become entitled to receive any Pledged Equity after the Closing Date, it shall promptly (and in any event within 2 Business Days of receipt thereof) deliver to the Collateral Agent a duly executed Pledge Supplement, substantially in the form attached as Exhibit H, hereto supplementing Schedule I hereto and identifying such Pledged Equity.

SECTION 6.                                Maintaining the Account Collateral.  Until the satisfaction of the Release Conditions, except as contemplated by Section 7.12 of the Loan Agreement, each Grantor will maintain all Account Collateral only with a Cash Management Bank that has agreed, in a record authenticated by the Grantor, the Collateral Agent and the Cash Management Bank, to (i) comply with instructions originated by the Collateral Agent directing the disposition of funds in the Account Collateral maintained with such Cash Management Bank without the further consent of the Grantor and (ii) waive or subordinate in favor of the Collateral Agent all claims of such Cash Management Bank (including, without limitation, claims by way of a security interest, lien or right of setoff or right of recoupment) to the Account Collateral, which authenticated record shall be substantially in the form of Exhibit B hereto, or shall otherwise be in form and substance satisfactory to the Collateral Agent (the “Account Control Agreement”).

SECTION 7.                                Fixtures.  Each Grantor acknowledges and agrees that, to the extent permitted by applicable law, all of the Collateral shall remain personal property regardless of the manner of its attachment or affixation to real property.

SECTION 8.                                Maintaining Letter of Credit Rights;  Giving Notice of Commercial Tort Claims; Chattel Paper.  Until the Release Conditions have been satisfied:

(a)                                  Letter of Credit Rights.  Each Grantor will promptly give notice to the Collateral Agent of any letter-of-credit rights of $1,000,000 or more in respect of any letter of credit that may arise in the future and will promptly execute or otherwise authenticate a supplement to this Agreement, and otherwise take all action reasonably requested by the Collateral Agent, to subject such letter-of-credit rights to the security interest created under this Agreement (including, without limitation, using its commercially reasonably efforts to maintain all letter-of-credit rights assigned to the Collateral Agent so that the Collateral Agent has control of such letter-of-credit rights in the manner specified in Section 9-107 of the UCC);

(b)                                 Notice of Commercial Tort Claims.  Each Grantor will promptly give notice to the Collateral Agent of any commercial tort claim of $1,000,000 or more that may arise in the future and will promptly execute or otherwise authenticate a supplement to this Agreement, and otherwise take all necessary action or other action reasonably requested by the Collateral Agent, to subject such commercial tort claim to the security interest created under this Agreement;

(c)                                  Electronic Chattel Paper.  Each Grantor shall take all steps reasonably necessary to grant Collateral Agent control of all electronic chattel paper in accordance with the UCC and all “transferable records” as that term is defined in Section 16 of the Uniform Electronic Transaction Act and Section 201 of the federal Electronic Signatures in Global and National Commerce Act as in effect in any relevant jurisdiction; and

(d)                                 Tangible Chattel Paper.  If any Grantor retains possession of any chattel paper or instruments (which retention of possession shall be subject to the extent permitted hereby and by the Loan Agreement), promptly upon the request of Collateral Agent, such chattel paper and instruments shall be marked with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the Security Interest of The CIT Group/Business Credit, Inc., as Collateral Agent for the benefit of the Lender Group”.

SECTION 9.                                Representations and Warranties.  Each Grantor represents and warrants as follows:

(a)                                  As of the date hereof, such Grantor’s exact legal name (as defined in Section 9-503(a) of the UCC) and location (within the meaning of Section 9-307 of the UCC) is correctly set forth in its Perfection Certificate and on the signature pages hereto.  As of the date hereof, the information set forth in such Grantor’s Perfection Certificate is true and accurate in all respects;

(b)                                 All Security Collateral consisting of certificates or instruments that constitute Pledged Debt in a principal amount of $250,000 or more or certificated securities constituting Pledged Equity have been delivered to the Collateral Agent;

(c)                                  Such Grantor is the legal and beneficial owner of the Collateral of such Grantor free and clear of any Lien or adverse claim, except for the security interest created under this Agreement or permitted under the Loan Agreement.  No effective financing statement or other instrument similar in effect covering all or any part of such Collateral or listing such Grantor or any trade name of such Grantor as debtor is on file in any recording office, except such as may have been filed in favor of the Collateral Agent relating to the Loan Documents or as otherwise permitted under the Loan Agreement;

(d)                                 The Pledged Equity pledged by such Grantor hereunder in any Subsidiary has been duly authorized and validly issued and is fully paid and non-assessable.  The Pledged Debt of any Subsidiary pledged by such Grantor hereunder (i) has been duly authorized, authenticated or issued and delivered and (ii) is the legal, valid and binding obligation of the issuer thereof, enforceable in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or other similar laws, now or hereafter in effect, relating to or affecting the enforcement of creditors’ rights generally and except that the remedy of specific performance and other equitable remedies are subject to judicial discretion;

(e)                                  As of the date hereof, the Initial Pledged Equity pledged by such Grantor constitutes the percentage of the issued and outstanding Stock of the issuers thereof indicated on Schedule I hereto.  The Initial Pledged Debt listed on Schedule II hereto includes all of the outstanding indebtedness in a principal amount of $250,000 or more as of the date hereof which is evidenced by a promissory note or other instrument owed to such Grantor by the issuers thereof;

(f)                                    This Agreement creates in favor of the Collateral Agent for the benefit of the Lender Group a valid and, together with such filings and other actions required under this Agreement and actions that may be required in foreign jurisdictions with respect to Stock in Foreign Subsidiaries, perfected first priority security interest (subject to any Liens otherwise permitted under the Loan Agreement) in the Collateral of such Grantor, securing the payment of the Secured Obligations;

(g)                                 No material authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required for (i) the grant by such Grantor of the assignment, pledge and security interest granted hereunder or for the execution, delivery or performance of this Agreement by such Grantor, except for actions that may be required in foreign jurisdictions with respect to Stock in Foreign Subsidiaries, (ii) the perfection or maintenance of the assignment, pledge and security interest created hereunder (including the first priority nature of such assignment, pledge or security interest), except for (w) the filing of financing and continuation statements under the UCC, which financing statements will promptly be duly filed and in full force and effect, and actions that may be required in foreign jurisdictions with respect to Stock in Foreign Subsidiaries, (x) the recordation of the Intellectual Property Security Agreements referred to in Section 12(c) with the U.S. Patent and Trademark Office and the U.S. Copyright Office, which Agreements will promptly be duly recorded and in full force and effect, and similar filings and/or actions that may be required in foreign jurisdictions with respect to foreign Intellectual Property Collateral, (y) in the case of any Grantor organized under the laws of Bermuda, the filing of this Agreement as a “charge” under the Companies Act of 1981, Bermuda, to ensure the priority purported to be created hereby and (z) the actions described in Section 5 with respect to Security Collateral, which actions have been or will promptly be taken and in full force and effect, or (iii) the exercise by the Collateral Agent of its voting or other rights provided for in this Agreement or the remedies in respect of the Collateral pursuant to this Agreement, except as (x) may be required in connection with the disposition of any portion of the Security Collateral by laws affecting the offering and sale of securities generally or as may be required by the UCC, (y) with respect to any Collateral owned by any Grantor organized under the laws of Bermuda, may be required from the Bermuda Monetary Authority, and (z) may be required in foreign jurisdictions with respect to Stock in Foreign Subsidiaries;

(h)                                 The Inventory that has been produced or distributed by such Grantor has been produced in compliance with all applicable requirements of the Fair Labor Standards Act;

(i)                                     As to itself and its Intellectual Property Collateral:

(i)                                     The rights of such Grantor in or to any material Intellectual Property Collateral do not conflict with, misappropriate or infringe the intellectual property rights of any third party, and no claim has been asserted that the use of such Intellectual Property Collateral does or may infringe the intellectual property rights of any third party, except for any such misappropriations, infringements or claims that would not have a material impact on the overall value of all of the Collateral;

(ii)                                  Such Grantor is the exclusive owner of the entire and unencumbered right, title and interest in and to any material Intellectual Property Collateral and is entitled to use all such Intellectual Property Collateral without limitation, subject only to the license terms of the Licenses;

(iii)                               As of the date hereof, the Intellectual Property Collateral set forth on Schedule III hereto includes all of the material United States-issued patents, patent applications, trademark registrations and applications and copyright registrations and applications owned by such Grantor; and

(iv)                              Such Grantor has made or performed all reasonable and necessary filings, recordings and other acts and has paid all required fees and taxes to maintain and protect its interest in each and every material item of Intellectual Property Collateral in full force and effect, and to protect and maintain its interest therein including, without limitation, recordations of any of its interests in the Patents and Trademarks with the U.S. Patent and Trademark Office, and recordation of any of its interests in the Copyrights with the U.S. Copyright Office.  Such Grantor has used proper statutory notice in connection with its use of each material patent, trademark and copyright of the Intellectual Property Collateral, except for any such notices which the failure of the Grantor to give would not have a material impact on the overall value of all of the Collateral; and

(j)                                     As of the date hereof, no Grantor has any commercial tort claim (as defined in Section 9-102(13) of the UCC) of $1,000,000 or more other than those listed in Schedule V hereto.

SECTION 10.                          Further Assurances.

(a)                                  Execution of Further Instruments, Etc.  Each Grantor agrees that from time to time, at the expense of such Grantor, such Grantor will promptly execute and deliver, or otherwise authenticate, all further instruments and documents, and take all further action that may be necessary (including, without limitation, actions necessary to obtain control of Collateral (including letter-of-credit rights) as provided in Sections 9-104, 9-105, 9-106 and 9-107 of the UCC), or that the Collateral Agent may reasonably request, in order to perfect and protect any pledge or security interest granted or purported to be granted by such Grantor hereunder or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral of such Grantor; provided that (x) no Grantor shall be required to take any such action either: (i) with respect to Intellectual Property Collateral, in a foreign jurisdiction or (ii) with respect to any Collateral, under the Federal Assignment of Claims Act (or any similar state or local statute) and (y) with respect to any action that requires the consent of a third party, a Grantor shall only be required to use commercially reasonable efforts to obtain such consent (but shall in any event deliver such consent to the Collateral Agent in the event such Grantor shall deliver a similar consent to the Trustee under the Indenture Security Agreement).  Without limiting the generality of the foregoing but subject to the proviso above, each Grantor will promptly with respect to Collateral of such Grantor: (i) if any Pledged Debt in a principal amount of $250,000 or more shall be evidenced by a promissory note or other instrument, deliver and pledge to the Collateral Agent hereunder such note or instrument duly indorsed and accompanied by duly executed instruments of transfer or assignment, all in form and substance reasonably satisfactory to the Agents; (ii) execute or authenticate and file such financing or continuation statements, or amendments thereto, and such other instruments or notices with respect to the Intellectual Property Collateral, as may be necessary or desirable, or as any Agent may reasonably request, in order to perfect and preserve the security interest granted or purported to be granted by such Grantor hereunder; (iii) deliver and pledge to the Collateral Agent for the benefit of the Lender Group certificates representing Pledged Equity that constitutes certificated securities, accompanied by undated stock powers executed in blank; and (iv) deliver to the Collateral Agent evidence that all other action that the Collateral Agent may deem reasonably necessary or desirable in order to perfect and protect the security interest created by such Grantor under this Agreement has been taken.

(b)                                 Authorization to File.  Each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, including, without limitation, one or more financing statements indicating that such financing statements cover all assets or all personal property (or words of similar effect) of such Grantor, in each case without the signature of such Grantor, and regardless of whether any particular asset described in such financing statements falls within the scope of the UCC or the granting clause of this Agreement.  A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.  Each Grantor ratifies its authorization for the Collateral Agent to have filed such financing statements, continuation statements or amendments filed prior to the date hereof.  The Collateral Agent will deliver to the Company copies of any such financing statements, continuation statements and amendments filed by it after the date of this Agreement.

(c)                                  Prohibition on Grantor Filings.  Each Grantor acknowledges that it is not authorized to file any financing statement or amendment or termination statement with respect to any financing statement filed in connection with this Agreement without the prior written consent of Agents, subject to Grantor’s rights under Section 9-509(d)(2) of the UCC.

(d)                                 Further Identification of Collateral.  Each Grantor will furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral of such Grantor and such other reports in connection with such Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

SECTION 11.                          Post-Closing Changes; Collections on Assigned Agreements; Receivables and Related Contracts.

(a)                                  Post-Closing Changes.  No Grantor will change its (i) legal name, (ii) location (within the meaning of Section 9-307 of the UCC) or (iii) federal taxpayer identification number from those set forth in its Perfection Certificate without first giving at least 30 days’ prior written notice to the Collateral Agent and taking all action required (which shall in any event be consistent with the action taken in favor of the Trustee pursuant to the Indenture Security Agreement) by Section 7.5 of the Loan Agreement or otherwise reasonably requested by Agent for the purpose of perfecting or protecting the security interest granted by this Agreement.  No Grantor will become bound by a security agreement authenticated by another Person that is not a Grantor (determined as provided in Section 9-203(d) of the UCC) without giving the Collateral Agent 30 days’ prior written notice thereof and taking all action required by the Collateral Agent to ensure that the perfection and first priority nature of the Collateral Agent’s security interest in the Collateral will be maintained.

(b)                                 Rights upon Default.  The Collateral Agent shall have the right at any time, upon the occurrence and during the continuance of an Event of Default and upon written notice to such Grantor of its intention to do so, to notify the Obligors under any Assigned Agreements, Receivables and Related Contracts of the assignment of such Assigned Agreements, Receivables and Related Contracts to the Collateral Agent and to direct such Obligors to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent and, upon such notification and at the expense of such Grantor, to enforce collection of any such Assigned Agreements, Receivables and Related Contracts, to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done, and to otherwise exercise all rights with respect to such Assigned Agreements, Receivables and Related Contracts, including, without limitation, those set forth set forth in Section 9-607 of the UCC.  After receipt by any Grantor of the notice from the Collateral Agent referred to in the proviso to the preceding sentence, (i) all amounts and proceeds (including, without limitation, instruments) received by such Grantor in respect of the Assigned Agreements, Receivables and Related Contracts of such Grantor shall be received in trust for the benefit of the Collateral Agent hereunder, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary endorsement) to be held by the Collateral Agent as additional collateral security hereunder and either (A) released to such Grantor so long as no Event of Default shall have occurred and be continuing or (B) if any Event of Default shall have occurred and be continuing, applied as provided in Section 20(c) at the direction of the Required Lenders and (ii) such Grantor will not adjust, settle or compromise the amount or payment of any Receivable or amount due on any Assigned Agreement or Related Contract, release wholly or partly any Obligor thereof, or allow any credit or discount thereon.

SECTION 12.                          As to Intellectual Property Collateral.

(a)                                  Further Assurances.  With respect to each material item of its Intellectual Property Collateral, each Grantor holding any Intellectual Property Collateral agrees, unless such Grantor shall have previously determined that such use or the pursuit or maintenance of such Intellectual Property Collateral is no longer desirable in the conduct of such Grantor’s business and that the loss thereof would not be reasonably likely to constitute a Material Adverse Change, (i) to take, at its expense, all necessary steps, including, without limitation, in the U.S. Patent and Trademark Office and the U.S. Copyright Office, to (A) maintain the validity and enforceability of each such item of Intellectual Property Collateral and maintain each such item of Intellectual Property Collateral in full force and effect, and (B) pursue the registration and maintenance of each patent, trademark, or copyright registration or application, now or hereafter included in such Intellectual Property Collateral of such Grantor, including, without limitation, the payment of required fees and taxes, the filing of responses to office actions issued by the U.S. Patent and Trademark Office or the U.S. Copyright Office, the filing of applications for renewal or extension, the filing of affidavits under Sections 8 and 15 of the U.S. Trademark Act, the filing of divisional, continuation, continuation-in-part, reissue and renewal applications or extensions, the payment of maintenance fees and the participation in interference, reexamination, opposition, cancellation, infringement and misappropriation proceedings, and (ii) not to, without the written consent of the Collateral Agent (which will not be unreasonably withheld or delayed), discontinue use of or otherwise abandon any Intellectual Property Collateral, or abandon any right to file an application for letters patent, trademark, or copyright.

(b)                                 Protection of Intellectual Property Collateral.  In the event that any Grantor becomes aware that any material item of the Intellectual Property Collateral is being infringed or misappropriated by a third party in a manner that would have a material impact on the overall value of all of the Collateral, such Grantor shall promptly notify the Collateral Agent and shall take such actions, at its expense, as such Grantor reasonably deems appropriate under the circumstances to protect such Intellectual Property Collateral.

(c)                                  Intellectual Property Security Agreement.  With respect to its Intellectual Property Collateral, each Grantor agrees to execute or otherwise authenticate an agreement, in substantially the form set forth in Exhibit E hereto (an “Intellectual Property Security Agreement”), for recording the security interest granted hereunder to the Collateral Agent in such Intellectual Property Collateral with the U.S. Patent and Trademark Office and the U.S. Copyright Office necessary to perfect the security interest hereunder in such Intellectual Property Collateral.

(d)                                 After-Acquired Intellectual Property.  Each Grantor agrees that, should it obtain an ownership interest in any item of the type set forth in Section 2(a)(vii) that is not on the date hereof a part of the Intellectual Property Collateral (the “After-Acquired Intellectual Property”), (i) the provisions of Section 2 shall automatically apply thereto, (ii) any such After-Acquired Intellectual Property and, in the case of trademarks, the goodwill of the business associated therewith or symbolized thereby, shall automatically become part of the Intellectual Property Collateral subject to the terms and conditions of this Agreement with respect thereto and (iii) such Grantor shall (A) give to the Collateral Agent written notice thereof (including, without limitation, notice of the acquisition of any license of intellectual property necessary or useful to operate any material portion of its business that is not specific to a particular project and that is not on the date hereof a part of the Intellectual Property Collateral) on a quarterly basis, together with a supplement to Schedule III hereto evidencing such After-Acquired Intellectual Property, (B) with respect to After-Acquired Intellectual Property registered in the United States and, upon request by Collateral Agent, with respect to any other After-Acquired Intellectual Property, execute and deliver to the Collateral Agent, or otherwise authenticate, an IP Security Agreement Supplement covering such After-Acquired Intellectual Property as “Additional Collateral” thereunder and as defined therein and (C) with respect to After-Acquired Intellectual Property registered in the United States, record such IP Security Agreement Supplement with the U.S. Patent and Trademark Office or the U.S. Copyright Office.

SECTION 13.                          Voting Rights; Dividends; Etc.

(a)  Prior to Default.  So long as no Event of Default shall have occurred and be continuing and such Grantor has not received the notice referred to in subsection (b) below:

(i)                                     Each Grantor shall be entitled to exercise any and all voting and other consensual rights pertaining to the Security Collateral consisting of Pledged Equity and Pledged Debt of such Grantor or any part thereof for any purpose other than originate Entitlement Orders (as defined in any Securities Account Control Agreement) with respect to the Securities Accounts; provided, however, that such Grantor will not exercise or refrain from exercising any such right if such action would constitute an Event of Default under the Loan Agreement.

(ii)                                  Each Grantor shall be entitled to receive and retain any and all dividends, interest and other distributions paid in respect of the Security Collateral of such Grantor if and to the extent that the payment thereof is not otherwise prohibited by the terms of the Loan Documents; provided, however, that any and all dividends, interest and other distributions paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, any Security Collateral shall be, and (to the extent it constitutes Pledged Debt in a principal amount of $250,000 or more) shall be forthwith delivered to the Collateral Agent to hold as, Security Collateral and shall, if received by such Grantor, be received in trust for the benefit of the Collateral Agent, be segregated from the other property or funds of such Grantor and be forthwith delivered to the Collateral Agent as Security Collateral in the same form as so received (with any necessary endorsement).

(iii)                               The Collateral Agent will execute and deliver (or cause to be executed and delivered) to each Grantor all such proxies and other instruments as such Grantor may reasonably request for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to paragraph (i) above and to receive the dividends or interest payments that it is authorized to receive and retain pursuant to paragraph (ii) above.

(b)                                 After Default.  Upon the occurrence and during the continuance of an Event of Default and upon notice to the Grantors:

(i)                                     All rights of each Grantor (x) to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 13(a)(i) shall, upon notice to such Grantor by the Collateral Agent, cease and (y) to receive the dividends, interest and other distributions that it would otherwise be authorized to receive and retain pursuant to Section 13(a)(ii) shall automatically cease, and all such rights shall thereupon become vested in the Collateral Agent, which shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights and to receive and hold as Security Collateral such dividends, interest and other distributions.

(ii)                                  All dividends, interest and other distributions that are received by any Grantor contrary to the provisions of paragraph (i) of this Section 13(b) shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent as Security Collateral in the same form as so received (with any necessary endorsement).

(iii)                               The Collateral Agent shall be authorized to send to each Securities Intermediary as defined in and under any Securities Account Control Agreement a Notice of Exclusive Control as defined in and under such Securities Account Control Agreement.

SECTION 14.                          As-to Letter-of-Credit Rights.

(a)  Prior to Default.  Each Grantor, by granting a security interest in its Receivables consisting of letter-of-credit rights in respect of any letter of credit to the Collateral Agent, intends to (and hereby does) assign to the Collateral Agent its rights (including its contingent rights) to the proceeds of all Related Contracts consisting of such letters of credit of which it is or hereafter becomes a beneficiary.  Each Grantor will promptly use its commercially reasonable efforts to cause the issuer of each such letter of credit in excess of $1,000,000 and each nominated person (if any) with respect thereto to consent to such assignment of the proceeds thereof and deliver written evidence of such consent to the Collateral Agent.

(b)                                 After Default.  Upon the occurrence and during the continuance of an Event of Default, each Grantor will, promptly, (i) notify (and such Grantor hereby authorizes the Collateral Agent to notify) the issuer and each nominated person with respect to each of the Related Contracts consisting of letters of credit of $1,000,000 or more that the proceeds thereof have been assigned to the Collateral Agent hereunder and any payments due or to become due in respect thereof are to be made directly to the Collateral Agent or its designee and (ii) arrange for the Collateral Agent to become the transferee beneficiary of such letter of credit.

SECTION 15.                          Insurance Receivables.

(a)                                  Grantor Beneficiary under Asbestos Policy.  Schedule VI hereto lists as of the date hereof each insurance policy that covers claims relating to asbestos liability under which any Grantor is a beneficiary or otherwise entitled to reimbursement or payment (any such policy, an “Asbestos Policy”).  Each Grantor shall use its commercially reasonable efforts to notify each insurance company that is the issuer of any Asbestos Policy of, and deliver to the Collateral Agent a consent and acknowledgment, in substantially the form of Exhibit C hereto or otherwise in form and substance satisfactory to the Collateral Agent, from each such insurance company to, the assignment of the receivables under such Asbestos Policy to the Collateral Agent pursuant to this Agreement.

(b)                                 Grantor Entitled to Payment under Asbestos Policies.  If any Grantor becomes a beneficiary or otherwise entitled to reimbursement or payment under any Asbestos Policy, such Grantor shall use its commercially reasonable efforts to notify the insurance company that is the issuer of such Asbestos Policy of, and deliver to the Collateral Agent a consent and acknowledgment, in substantially the form of Exhibit C hereto or otherwise in form and substance satisfactory to the Collateral Agent, from such insurance company to, the assignment of the receivables under such Asbestos Policy to the Collateral Agent pursuant to this Agreement.

SECTION 16.                          Transfers and Other Liens.  Each Grantor agrees that it will not (v) sell, assign or otherwise dispose of, or grant any option with respect to, any of the Collateral, other than sales, assignments and other dispositions of Collateral, and options relating to Collateral, permitted under the terms of the Loan Agreement, or (vi) create or suffer to exist any Lien upon or with respect to any of the Collateral of such Grantor except for the pledge, assignment and security interest created under this Agreement and Liens permitted under the Loan Agreement.

SECTION 17.                          Collateral Agent Appointed Attorney-in-Fact.  Each Grantor hereby irrevocably appoints the Collateral Agent such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time upon the occurrence and during the continuance of an Event of Default, in the Collateral Agent’s discretion, to take any action and to execute any instrument that the Collateral Agent may deem necessary or advisable to accomplish the purposes of this Agreement, including, without limitation:

(a)                                  to obtain and adjust insurance required to be paid to the Collateral Agent pursuant to the Loan Agreement;

(b)                                 to ask for, demand, collect, sue for, recover, compromise, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c)                                  to receive, indorse and collect any drafts or other instruments, documents and chattel paper, in connection with clause (a) or (b) above;

(d)                                 to file any claims or take any action or institute any proceedings that the Collateral Agent may deem reasonably necessary or desirable for the collection of any of the Collateral or otherwise to enforce compliance with the terms and conditions of any Assigned Agreement or the rights of the Collateral Agent with respect to any of the Collateral;

(e)                                  to receive and open all mail addressed to such Grantor and to notify postal authorities to change the address for delivery of mail to such Grantor to that of Collateral Agent;

(f)                                    to repair, alter, or supply goods, if any, necessary to fulfill in whole or in part the purchase order of any Person obligated to such Grantor in respect of any Account of such Grantor;

(g)                                 to use any labels, Patents, Trademarks, trade names, domain names, industrial designs, Copyrights, advertising matter or other industrial or intellectual property rights, in advertising for sale and selling Inventory and other Collateral and to collect any amounts due under Assigned Agreements, Receivables and Related Contracts of such Grantor; and

(h)                                 the Collateral Agent, on behalf of the Lender Group, shall have the right, but shall not be obligated, to bring suit in its own name to enforce the Trademarks, Patents, Copyrights and other Intellectual Property and, if the Collateral Agent shall commence any such suit, the appropriate Grantor shall, at the request of the Collateral Agent, do any and all lawful acts and execute any and all proper documents reasonably required by the Collateral Agent in aid of such enforcement.

To the extent permitted by law, each Grantor hereby ratifies all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.  This power of attorney is coupled with an interest and shall be irrevocable until this Agreement is terminated.

SECTION 18.                          Collateral Agent May Perform.  If any Grantor fails to perform any agreement contained herein, the Collateral Agent may, but shall not be obligated to, perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by such Grantor under Section 21; provided that, unless the Collateral Agent determines that the circumstances do not so permit, the Collateral Agent shall notify such Grantor of any such action ten Business Days’ prior to taking, or causing to be taken, such action.

SECTION 19.                          The Collateral Agent’s Duties.

(a)                                  Preservation of Collateral.  The powers conferred on the Collateral Agent hereunder are solely to protect the Lender Group’s interest in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the safe custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Lender Group Person has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve rights against any parties or any other rights pertaining to any Collateral.  The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession if such Collateral is accorded treatment substantially equal to that which it accords its own property.

(b)                                 Subagents.  Anything contained herein to the contrary notwithstanding, the Collateral Agent may from time to time, when the Collateral Agent deems it to be necessary, appoint one or more subagents (each a “Subagent”) for the Collateral Agent hereunder with respect to all or any part of the Collateral.  In the event that the Collateral Agent so appoints any Subagent with respect to any Collateral, (i) the assignment and pledge of such Collateral and the security interest granted in such Collateral by each Grantor hereunder shall be deemed for purposes of this Agreement to have been made to such Subagent, in addition to the Collateral Agent, for the benefit of the Lender Group, as security for the Secured Obligations of such Grantor, (ii) such Subagent shall automatically be vested, in addition to the Collateral Agent, with all rights, powers, privileges, interests and remedies of the Collateral Agent hereunder with respect to such Collateral, and (iii) the term “Collateral Agent,” when used herein in relation to any rights, powers, privileges, interests and remedies of the Collateral Agent with respect to such Collateral, shall include such Subagent; provided, however, that no such Subagent shall be authorized to take any action with respect to any such Collateral unless and except to the extent expressly authorized in writing by the Collateral Agent.

(c)                                  Loan Agreement Protections.  The provisions of Article 16 of the Loan Agreement shall inure to the benefit of the Collateral Agent in respect of this Agreement and shall be binding upon the parties hereto in such respect.

SECTION 20.                          Remedies.  If any Event of Default shall have occurred and be continuing and the Required Lenders (or such other Lenders or Agents as shall be agreed upon by Lenders, in Lenders’ discretion, pursuant to the Lender Side Letter Agreement) shall have so instructed the Collateral Agent:

(a)                                  The Collateral Agent may exercise in respect of the Collateral, in addition to other rights and remedies provided for herein or otherwise available to it, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and also may: (i) require each Grantor to, and each Grantor hereby agrees that it will at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place and time to be designated by the Collateral Agent that is reasonably convenient to both parties; (ii) without notice except as specified below, sell the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent may deem commercially reasonable; (iii) occupy any premises owned or leased by any of the Grantors where the Collateral or any part thereof is assembled or located for a reasonable period in order to effectuate its rights and remedies hereunder or under law, without obligation to such Grantor in respect of such occupation; and (iv) exercise any and all rights and remedies of any of the Grantors under or in connection with the Collateral, or otherwise in respect of the Collateral, including, without limitation, (A) any and all rights of such Grantor to demand or otherwise require payment of any amount under, or performance of any provision of, the Assigned Agreements, the Receivables, the Related Contracts and the other Collateral, (B) withdraw, or cause or direct the withdrawal, of all funds with respect to the Account Collateral and (C) exercise all other rights and remedies with respect to the Assigned Agreements, the Receivables, the Related Contracts and the other Collateral, including, without limitation, those set forth in Section 9-607 of the UCC.  Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.

(b)                                 The Collateral Agent may, without notice to, or consent from, the Grantor, transfer, or direct the transfer of, funds from the Account Collateral to satisfy the Secured Obligations.  The Collateral Agent shall notify the Grantors promptly following any such transfer or direction; provided that the failure to give such notice shall not affect the validity of such transfer or direction.

(c)                                  Any cash held by or on behalf of the Collateral Agent and all cash proceeds received by or on behalf of the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral may, in the discretion of the Collateral Agent, be held by the Collateral Agent as collateral for, and/or then or at any time thereafter applied in whole or in part by the Collateral Agent for the benefit of the Lender Group against, all or any part of the Secured Obligations, in the order set forth in the Loan Agreement.

(d)                                 All payments received by any Grantor under or in connection with any Assigned Agreement or otherwise in respect of the Collateral shall be received in trust for the benefit of the Collateral Agent, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent in the same form as so received (with any necessary endorsement).

(e)                                  The Collateral Agent may, without notice to any Grantor except as required by law and at any time or from time to time, charge, set off and otherwise apply all or any part of the Secured Obligations against any funds held with respect to the Account Collateral or in any other deposit account.

(f)                                    In the event of any sale or other disposition of any of the Intellectual Property Collateral of any Grantor, the goodwill of the business connected with and symbolized by any Trademarks subject to such sale or other disposition shall be included therein, and such Grantor shall supply to the Collateral Agent or its designee such Grantor’s know-how and expertise, and documents and things relating to any Intellectual Property Collateral subject to such sale or other disposition, and such Grantor’s customer lists and other records and documents relating to such Intellectual Property Collateral and to the manufacture, distribution, advertising and sale of products and services of such Grantor.

(g)                                 If the Collateral Agent shall determine to exercise its right to sell all or any of the Security Collateral of any Grantor pursuant to this Section 20, each Grantor agrees that, upon request of the Collateral Agent, such Grantor will, at its own expense:

(i)                                     if such Security Collateral constitutes Pledged Equity of a Subsidiary of such Grantor, execute and deliver, and cause the issuer of such Pledged Equity contemplated to be sold and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Collateral Agent, advisable to register such Pledged Equity under the provisions of the Securities Act of 1933 (as amended from time to time, the “Securities Act”), to cause the registration statement relating thereto to become effective and to remain effective for such period as prospectuses are required by law to be furnished and to make all amendments and supplements thereto and to the related prospectus that, in the opinion of the Collateral Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;

(ii)                                  use its best efforts to qualify such Security Collateral under the state securities or “Blue Sky” laws and to obtain all necessary governmental approvals for the sale of such Security Collateral, as requested by the Collateral Agent;

(iii)                               cause each such issuer of such Security Collateral to make available to its security holders, as soon as practicable, an earnings statement that will satisfy the provisions of Section 11(a) of the Securities Act; and

(iv)                              do or cause to be done all such other acts and things as may be necessary to make such sale of such Security Collateral or any part thereof valid and binding and in compliance with applicable law.

Notwithstanding the foregoing, none of the Security Collateral existing as of the date of this Agreement are, and none of the Security Collateral hereafter acquired on the date of acquisition thereof will be, registered or qualified under the various federal or state securities laws of the United States and disposition thereof after an Event of Default may be restricted to one or more private (instead of public) sales in view of the lack of such registration.  The Collateral Agent is authorized, in connection with any such sale, if it deems it advisable to do so, (A) to restrict the prospective bidders on or purchasers of any of such Security Collateral to a limited number of sophisticated investors who will represent and agree that they are purchasing for their own account for investment and not with a view to the distribution or sale of any of such Security Collateral, (B) to cause to be placed on certificates for any or all of such Security Collateral or on any other securities pledged hereunder a legend to the effect that such security has not been registered under the Securities Act and may not be disposed of in violation of the provisions of the Securities Act, and (C) to impose such other limitations or conditions in connection with any such sale as the Collateral Agent deems necessary or advisable in order to comply with the Securities Act or any other law.  Each Grantor understands that in connection with such disposition, Agent may approach only a restricted number of potential purchasers and further understands that a sale under such circumstances may yield a lower price for the Security Collateral than if the Security Collateral were registered and qualified pursuant to federal and state securities laws and sold on the open market.  Each Grantor agrees that:  (a) if the Collateral Agent shall, pursuant to the terms of this Agreement, sell or cause the Security Collateral or any portion thereof to be sold at a private sale, the Collateral Agent shall have the right to rely upon the advice and opinion of any nationally recognized brokerage or investment firm (but shall not be obligated to seek such advice and the failure to do so shall not be considered in determining the commercial reasonableness of such action) as to the best manner in which to offer the Security Collateral for sale and as to the best price reasonably obtainable at the private sale thereof; and (b) such reliance shall be conclusive evidence that the Collateral Agent has handled the disposition in a commercially reasonable manner.  The parties acknowledge and agree that only under very unusual circumstances, if ever, would the Collateral Agent be required to register such Security Collateral under the Securities Act in order to effect a commercially reasonable sale.

(h)                                 The Collateral Agent is authorized, in connection with any sale of Security Collateral pursuant to this Section 20, to deliver or otherwise disclose to any prospective purchaser of such Security Collateral: (i) any registration statement or prospectus, and all supplements and amendments thereto, prepared pursuant to subsection (g)(i) above; and (ii) any other information in its possession relating to such Security Collateral.

(i)                                     Each Grantor acknowledges the impossibility of ascertaining the amount of damages that would be suffered by the Lender Group by reason of the failure by such Grantor to perform any of the covenants contained in subsection   (g) above and, consequently, agrees that, if such Grantor shall fail to perform any of such covenants, the Collateral Agent shall have the right of specific performance.

(j)                                     The Collateral Agent is hereby granted a license or other right to use, without liability for royalties or any other charge, each Grantor’s labels, Patents, Copyrights, rights of use of any name, trade secrets, trade names, Trademarks, service marks and advertising matter, domain names, industrial designs, other industrial or intellectual property or any property of a similar nature, whether owned by any of Grantors or with respect to which any of Grantors have rights under license, sublicense, or other agreements, as it pertains to the Collateral, in preparing for sale, advertising for sale and selling any Collateral in accordance with this Section 20, and each Grantor’s rights under all licenses and all franchise agreements shall inure to the benefit of Collateral Agent.

SECTION 21.                          Indemnity and Expenses.  Each Grantor agrees to indemnify, defend and save and hold harmless each Lender Group Person and each of its Affiliates and its respective officers, directors, employees, agents and advisors (each, an “Indemnified Party”) from and against, and shall pay on demand, any and all claims, damages, losses, liabilities and expenses (including, without limitation, reasonable fees and expenses of counsel) that may be incurred by or asserted or awarded against any Indemnified Party, in each case arising out of or in connection with or resulting from this Agreement (including, without limitation, enforcement of this Agreement), except to the extent such claim, damage, loss, liability or expense is found in a final, non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnified Party’s gross negligence or willful misconduct.

SECTION 22.                          Reserved.

SECTION 23.                          Amendments; Waivers; Collateral Agent Actions; Additional Grantors; Etc.

(a)                                  Amendments.  No amendment or waiver of any provision of this Agreement, and no consent to any departure by any Grantor herefrom, shall in any event be effective unless the same shall be in writing and signed by the Collateral Agent, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.  No failure on the part of the Collateral Agent or any other Lender Group Person to exercise, and no delay in exercising any right hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right.  Except as otherwise provided in Section 20, the Collateral Agent shall take instructions from the Required Lenders as to all matters (or from all Lenders in the circumstances specified in the proviso to Section 15.1 of the Loan Agreement).

(b)                                 Security Supplements.  Upon the execution and delivery, or authentication, by any Person of a security agreement supplement in substantially the form of Exhibit A hereto (each a “Security Agreement Supplement”),  such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor hereunder, and each reference in this Agreement and the other Loan Documents to “Grantor” shall also mean and be a reference to such Additional Grantor, and each reference in this Agreement and the other Loan Documents to “Collateral” shall also mean and be a reference to the Collateral of such Additional Grantor, and  the supplemental schedules I-VIII attached to each Security Agreement Supplement shall be incorporated into and become a part of and supplement Schedules I-VIII, respectively, hereto, and the Collateral Agent may attach such supplemental schedules to such Schedules; and each reference to such Schedules shall mean and be a reference to such Schedules as supplemented pursuant to each Security Agreement Supplement.

SECTION 24.                          Notices; Etc.  (a)  General.  Unless otherwise expressly provided herein, all notices and other communications provided for hereunder shall be in writing (including by facsimile transmission).  All such written notices shall be mailed, faxed or delivered to the applicable address, facsimile number or (subject to subsection (c) below) electronic mail address, as set forth in or designated pursuant to Section 12 of the Loan Agreement.  All notices or demands sent in accordance with this Section 24, other than notices by Agents in connection with enforcement rights against the Collateral under the provisions of the UCC, shall be deemed received on the earlier of the date of actual receipt or three (3) Business Days after the deposit thereof in the mail.  Each Grantor acknowledges and agrees that notices sent by the Lender Group in connection with the exercise of enforcement rights against Collateral under the provisions of the UCC shall be deemed sent when deposited in the mail or personally delivered, or, where permitted by law, transmitted by telefacsimile or any other method set forth above.

(b)                                 Effectiveness of Facsimile Documents and Signatures.  Loan Documents may be transmitted and/or signed by facsimile.  The effectiveness of any such documents and signatures shall have the same force and effect as manually-signed originals and shall be binding on all parties hereto.  The Collateral Agent may also require that any such documents and signatures be confirmed by a manually-signed original thereof; provided, however, that the failure to request or deliver the same shall not limit the effectiveness of any facsimile document or signature.

(c)                                  Limited Use of Electronic Mail.  Electronic mail and Internet and intranet websites may be used only to distribute routine communications and to distribute Loan Documents for execution by the parties thereto, and may not be used for any other purpose.

(d)                                 Reliance by Collateral Agent.  The Collateral Agent shall be entitled to rely and act upon any notices purportedly given by or on behalf of any Grantor even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof.  Each Grantor shall indemnify the Collateral Agent and its Affiliates from all losses and liabilities, and all reasonable costs and expenses, resulting from the reliance by such Person on each notice purportedly given by or on behalf of such Grantor absent gross negligence or willful misconduct.  All communications with the Collateral Agent may be recorded by the Collateral Agent, and each of the parties hereto hereby consents to such recording.

(e)                                  No Duty to Verify.  The Collateral Agent may rely on any notice (whether or not such notice is made in a manner permitted or required by this Agreement or any Loan Document) purportedly made by or on behalf of the Company (including acting on behalf of any other Grantor) or any other Grantor, and the Collateral Agent shall not have any duty to verify the identity or authority of any Person giving such notice.

SECTION 25.                          Continuing Security Interest; Assignments under the Loan Agreement.  This Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the satisfaction of the Release Conditions, (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Lender Group and their respective successors, transferees and assigns.  Without limiting the generality of the foregoing clause (c), any Lender Group Person may assign or otherwise transfer all or any portion of its rights and obligations under the Loan Agreement (including, without limitation, all or any portion of its Commitments and the Loans owing to it) to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to such Lender Group Person herein or otherwise, in each case as provided in Section 14 of the Loan Agreement.

SECTION 26.                          Release; Termination.  (a) Upon any sale, lease, transfer or other disposition of any item of Collateral of any Grantor to any Person other than another Grantor (or a Subsidiary that is required to be a Grantor) in a transaction which is permitted by the terms of the Loan Documents, such Collateral will be sold, leased, transferred or otherwise disposed of free and clear of the Liens created hereby, and the Collateral Agent will, at such Grantor’s expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence the release of such item of Collateral from the assignment and security interest granted hereby.  Each Grantor acknowledges and agrees that the Collateral Agent shall be entitled to conclusively rely on a certification by the Company with respect to the matters set forth in this Section 26.

(b)                                 Upon the satisfaction of the Release Conditions, the pledge and security interest granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantor.  At any time and from time to time prior to such termination, the Collateral Agent shall release any Collateral in accordance with Section 16.12 of the Loan Agreement.  Upon any such termination or release, the Collateral Agent will, at the applicable Grantor’s expense, execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination or release, as the case may be.

SECTION 27.                          Security Interest Absolute.  All rights of the Collateral Agent and the Lender Group and the pledge, assignment and security interest hereunder, and all obligations of each Grantor hereunder, shall be irrevocable, absolute and unconditional irrespective of, and each Grantor hereby irrevocably waives (to the maximum extent permitted by applicable law) any defenses it may now have or may hereafter acquire in any way relating to, any or all of the following:

(a)                                  any lack of validity or enforceability of any Loan Document or any other agreement or instrument relating thereto;

(b)                                 any change in the time, manner or place of payment of, or in any other term of, all or any of the Secured Obligations or any other Obligations of any other Grantor under or in respect of the Loan Documents or any other amendment or waiver of or any consent to any departure from any Loan Document, including, without limitation, any increase in the Secured Obligations resulting from the extension of additional credit to any Grantor or any of its Subsidiaries or otherwise;

(c)                                  any taking, exchange, release or non-perfection of any Collateral or any other collateral, or any taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

(d)                                 any manner of application of any Collateral or any other collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral or any other collateral for all or any of the Secured Obligations or any other Obligations of any other Grantor under or in respect of the Loan Documents or any other assets of any Grantor or any of its Subsidiaries;

(e)                                  any change, restructuring or termination of the corporate structure or existence of any Grantor or any of its Subsidiaries;

(f)                                    any failure of any Lender Group Person to disclose to any Grantor any information relating to the business, condition (financial or otherwise), operations, performance, assets, nature of assets, liabilities or prospects of any other Grantor now or hereafter known to such Lender Group Person (each Grantor waiving any duty on the part of the Lender Group to disclose such information);

(g)                                 the failure of any other Person to execute this Agreement or any other Loan Document, guaranty or agreement or the release or reduction of liability of any Grantor or other grantor or surety with respect to the Secured Obligations;

(h)                                 any other circumstance (including, without limitation, any statute of limitations) or any existence of or reliance on any representation by any Lender Group Person that might otherwise constitute a defense available to, or a discharge of, such Grantor or any other Grantor or a third party grantor of a security interest; or

(i)                                     any defense arising by reason of any claim or defense based upon an election of remedies by any Lender Group Person that in any manner impairs, reduces, releases or otherwise adversely affects the subrogation, reimbursement, exoneration, contribution or indemnification rights of such Grantor or other rights of such Grantor to proceed against any of the other Grantors, any other guarantor or any other Person or any Collateral and (ii) any defense based on any right of set-off or counterclaim against or in respect of the Obligations of such Grantor hereunder.

SECTION 28.                          Execution in Counterparts.  This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this Agreement by telecopier shall be effective as delivery of an original executed counterpart of this Agreement.

SECTION 29.                          The Mortgages.  In the event that any of the Collateral hereunder is also subject to a valid and enforceable Lien under the terms of any Mortgage and the terms of such Mortgage are inconsistent with the terms of this Agreement, then with respect to such Collateral, the terms of such Mortgage shall be controlling in the case of fixtures and real estate leases, letting and licenses of, and contracts and agreements relating to the lease of, real property, and the terms of this Agreement shall be controlling in the case of all other Collateral.

SECTION 30.                          CHOICE OF LAW AND VENUE; JURY TRIAL WAIVER.

(a)                                  THE VALIDITY, CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT OF THIS AGREEMENT, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(b)                                 THE PARTIES HERETO AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AGREEMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND FEDERAL COURTS LOCATED IN THE COUNTY OF NEW YORK, STATE OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT COLLATERAL AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE COLLATERAL AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER

PROPERTY MAY BE FOUND.  EACH GRANTOR WAIVES, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 30.

(c)                                  GRANTORS HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF ANY OF THIS AGREEMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS.  GRANTORS REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.  IN THE EVENT OF LITIGATION, A COPY OF THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

IN WITNESS WHEREOF, each Grantor has caused this Agreement to be duly executed and delivered by its officer thereunto duly authorized as of the date first above written.

[Signature pages to follow]

GRANTORS:

FOSTER WHEELER LLC,
a Delaware limited liability company

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Vice President and Treasurer

FOSTER WHEELER ENERGY CORPORATION,
a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

FOSTER WHEELER INC.,
a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

FOSTER WHEELER NORTH AMERICA CORP.,
a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

FOSTER WHEELER USA CORPORATION,
a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

CONTINENTAL FINANCE COMPANY LTD., a company limited by shares organized under the laws of Bermuda

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Vice President and Treasurer

EQUIPMENT CONSULTANTS, INC.,
a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

FOSTER WHEELER ASIA LIMITED,
a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Vice President and Treasurer

FOSTER WHEELER CARIBE CORPORATION, C.A.,
a corporation organized under the laws of Venezuela

By:	/s/ William Troy Roder
Name:	William Troy Roder
Title:	President

FOSTER WHEELER CONSTRUCTORS, INC., a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

FOSTER WHEELER CONTINENTAL B.V.,
a company organized under the laws of The Netherlands

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Managing Director

FOSTER WHEELER DEVELOPMENT CORPORATION, a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

FOSTER WHEELER ENERGY MANUFACTURING, INC., a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

FOSTER WHEELER ENERGY SERVICES, INC.,
a California corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

FOSTER WHEELER ENVIRONMENTAL CORPORATION, a Texas corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

FOSTER WHEELER EUROPE B.V.,a private company with limited liability organized under the laws of The Netherlands

By:	/s/ Lisa Fries Gardner
Name:	Lisa Fries Gardner
Title:	Managing Director

FOSTER WHEELER FACILITIES MANAGEMENT, INC., a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

FOSTER WHEELER HOLDINGS LTD.,
a company limited by shares organized under the laws of Bermuda

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

FOSTER WHEELER INTERCONTINENTAL CORPORATION, a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

FOSTER WHEELER INTERNATIONAL CORPORATION, a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Vice President and Treasurer

FOSTER WHEELER INTERNATIONAL HOLDINGS, INC., a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

FOSTER WHEELER LTD.,
a company limited by shares organized under the laws of Bermuda

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Vice President and Treasurer

FOSTER WHEELER MIDDLE EAST CORPORATION, a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Vice President and Treasurer

FOSTER WHEELER POWER CORPORATION,
a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

FOSTER WHEELER POWER SYSTEMS, INC.,
a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

FOSTER WHEELER PYROPOWER, INC., a New York corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

FOSTER WHEELER REAL ESTATE DEVELOPMENT CORP., a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	President and Treasurer

FOSTER WHEELER REALTY SERVICES, INC.,
a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	President and Treasurer

FOSTER WHEELER VIRGIN ISLANDS, INC.,
a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

FOSTER WHEELER ZACK, INC.,
a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

FW HUNGARY LICENSING LIMITED LIABILITY COMPANY,
a limited liability company organized under the laws of Hungary

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Managing Director

F W MANAGEMENT OPERATIONS, LTD.,a company organized under the laws of Bermuda

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Vice President and Treasurer

FW OVERSEAS OPERATIONS LIMITED,
a limited liability company organized under the laws of the Channel Islands

By:	/s/ Brian K. Ferraioli
Name:	Brian K. Ferraioli
Title:	Director

HFM INTERNATIONAL, INC.,
a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	President and Treasurer

MANOPS LIMITED,
a private company limited by shares organized under the laws of Cyprus

By:	/s/ Nicholas Christopher Holt
Name:	Nicholas Christopher Holt
Title:	Director

P. E. CONSULTANTS, INC.,
a corporation organized under the laws of Mauritius

By:	/s/ Brian K. Ferraioli
Name:	Brian K. Ferraioli
Title:	Director

PERRYVILLE SERVICE COMPANY LTD.,
a company limited by shares organized under the laws of Bermuda

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

PROCESS CONSULTANTS, INC., a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

PYROPOWER OPERATING SERVICES COMPANY, INC., a California corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

SINGLETON PROCESS SYSTEMS GMBH,
a company organized under the laws of Germany

By:	/s/ Steve Di Lauri
Name:	Steve Di Lauri
Title:	Director

PERRYVILLE III TRUST,
a trust formed under the laws of New York

By:	FOSTER WHEELER LLC, as Owner Trustee of the Perryville III Trust

	By:	/s/ Thierry Desmaris
	Name:	Thierry Desmaris
	Title:	Vice President and Treasurer

F.W. - GESTÃO E SERVIÇOS, S.A., a corporation organized under the laws of Portugal

By:	/s/ Brian K. Ferraioli
Name:	Brian K. Ferraioli
Title:	Director

By:	/s/ N. Christopher Holt
Name:	N. Christopher Holt
Title:	Director

FOSTER WHEELER WORLD SERVICES CORPORATION, a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

FOSTER WHEELER ENVIRONMENTAL SERVICES, INC., a Delaware corporation

By:	/s/ Thierry Desmaris
Name:	Thierry Desmaris
Title:	Treasurer

FINANCIAL SERVICES S.À R.L.,
a limited liability company organized under the laws of Luxembourg

By:	/s/ Rakesh K. Jindal
Name:	Rakesh K. Jindal
Title:	Manager

By:	/s/ Gerard Becquer
Name:	Gerard Becquer
Title:	Manager

Executed as a Deed by

FOSTER WHEELER (MALAYSIA) SDN. BHD.

The Common Seal of	)
Foster Wheeler (Malaysia) Sdn. Bhd.	)
was affixed to this Deed in the	)
presence of:	)

/s/ Keith E. Batchelor
Director: Keith E. Batchelor, Managing Director

ENERGY HOLDINGS, INC.,
a Delaware corporation

By:	/s/ Anthony Scerbo
Name:	Anthony Scerbo
Title:	Vice President and Treasurer

FOSTER WHEELER POWER COMPANY LTD./LA SOCIÉTÉ D’ÉNERGIE FOSTER WHEELER LTÉE,
a corporation organized under the laws of Canada

By:	/s/ Anthony Scerbo
Name:	Anthony Scerbo
Title:	Vice President and Controller

FW ENERGIE B.V.,
a company organized under the laws of The Netherlands

By:	/s/ Anthony Scerbo
Name:	Anthony Scerbo
Title:	Director

PGI HOLDINGS, INC.,
a Delaware corporation

By:	/s/ Anthony Scerbo
Name:	Anthony Scerbo
Title:	President and Treasurer

COLLATERAL AGENT:

MORGAN STANLEY & CO. INCORPORATED,
a Delaware corporation

By:	/s/ Dan Allen
Name:	Dan Allen
Title:	Managing Director